UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2020

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

Hiring of David Dickason as Senior Vice President of Pre-Clinical Product Development

On September 25, 2020, RespireRx Pharmaceuticals Inc. (“the Company”) announced that it had entered into a consulting contract (the “Contract”) with David Dickason (“Mr. Dickason”), as of September 15, 2020, to serve as the Company’s Senior Vice President of Pre-Clinical Product Development (“SVP”).

The press release announcing the hiring of Mr. Dickason is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Determination by Board to Effect Corporate Action

On September 14, 2020, the Board of Directors of the Company approved and recommended to the Company’s common stockholders that the common stockholders approve an amendment to the Company’s Second Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $0.001 per share (“Common Stock”) from 1,000,000,000 (1 billion) to 3,000,000,000 (3 billion). The increase in authorized shares of Common Stock would ensure compliance with Common Stock reserve requirements of certain outstanding convertible notes, warrants, and of the Certificate of Designation for Series H, 2% Voting, Non-Participating, Convertible Preferred Stock (the “CoD”), and provide for an adequate number of shares of Common Stock with respect to anticipated securities offerings to raise equity capital.

The Company is also considering undertaking a one-for-ten (1:10) reverse split of the Company’s Common Stock. Such action would require approval by the Board of Directors of the Company and the Company’s common stockholders.

In addition, on September 14, 2020, the Board of Directors of the Company approved and recommended to the holders of the Company’s Series H, 2% Voting, Non-Participating, Convertible Preferred Stock, par value $0.001 per share, and with a stated value of $1,000.00 per share (“Series H Preferred Stock”) that the Series H Preferred Stock stockholders approve an amendment to the CoD to increase the number of authorized shares of Series H Preferred Stock from 1,200 (one thousand two-hundred) to 3,000 (three-thousand) shares of Series H Preferred Stock. This increase would allow for additional issuances of Series H Preferred Stock.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1**	Press Release dated September 25, 2020.

**Furnished herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2020	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer